UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

FORM 8-K
__________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 13, 2006

Shells Seafood Restaurants, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28258	65-0427966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16313 N. Dale Mabry Hwy, Suite 100, Tampa, FL		33618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:      (813) 961-0944

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On March 13, 2006, Shells Seafood Restaurants, Inc. (the “Company”) entered into agreements (each an “Agreement” and collectively, the “Agreements”) with each of (i) Warren Nelson, its Executive Vice President of Finance, Chief Financial Officer, Secretary and Treasure, (ii) Guy Kathman, its Vice President of Operations and (iii) Chris Ward, its Vice President of Purchasing. For purposes hereof each of Messrs. Nelson, Kathman and Ward shall be referred to individually, as “Executive”. The Agreements shall become effective upon the full execution by the parties thereto and shall remain in effect until June 30, 2007, provided, however, that if Executive is still employed by the Company on June 30, 2007, such Agreement shall be extended automatically for successive one year periods unless sixty days prior written notice is given by either party of its intention not to renew such Agreement. In the event that within six months of a “change in control” (as defined) either Executive’s employment with the Company is terminated without cause (as defined) or Executive terminates his employment with the Company due to a significant diminution in his job responsibilities or title or his required relocation outside of the Tampa, Florida market, (subject to his execution of a general release of claims and compliance with the confidential information, non-competition and non-solicitation covenants contained in the Agreement), he will be entitled to severance equal to nine months’ base salary, provided, however that Mr. Nelson shall be entitled to one year’s base salary, and Executive’s unvested stock options will vest immediately. In addition, the Company will be obligated to pay Executive’s and Executive’s eligible dependents’ COBRA continuation coverage premiums for the nine month period following the date of termination, provided, however, that the period shall be one year in the case of Mr. Nelson, or, if earlier, until Executive’s dependents cease to be eligible for such coverage or until Executive commences employment with another entity or person. The Agreements are filed with this Report as Exhibits 10.1, 10.2 and 10.3 and are incorporated by reference into this Item 1.01. The preceding description of the terms of the Agreements are qualified by reference to Exhibits 10.1, 10.2 and 10.3 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Item No.	Description

10.1	Agreement, dated March 13, 2006, by and between Shells Seafood Restaurants, Inc. and Warren Nelson.

10.2	Agreement, dated March 13, 2006, by and between Shells Seafood Restaurants, Inc. and Guy Kathman.

10.3	Agreement, dated March 13, 2006, by and between Shells Seafood Restaurants, Inc. and Chris Ward.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2006	SHELLS SEAFOOD RESTAURANTS, INC.

	By:	/s/ Leslie J. Christon
	Name:	Leslie J. Christon
	Title:	President and Chief Executive Officer

Exhibit Index

Item No.	Description

10.1	Agreement, dated March 13, 2006, by and between Shells Seafood Restaurants, Inc. and Warren Nelson.

10.2	Agreement, dated March 13, 2006, by and between Shells Seafood Restaurants, Inc. and Guy Kathman.

10.3	Agreement, dated March 13, 2006, by and between Shells Seafood Restaurants, Inc. and Chris Ward.